Exhibit 10.119

CONFIDENTIAL TREATMENT REQUESTED. *********** INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.	A.N.: 130339 AMD_00178569.0

AMENDMENT

Date of Amendment: August 3, 2015

AMENDMENT (this “Amendment”) to the Index License Agreement for Funds (internal MSCI reference: IXF_00040) dated as of March 18, 2000 (the “Agreement”) by and between MSCI Inc. (formerly known as Morgan Stanley Capital International Inc.) (“MSCI”) and BlackRock Fund Advisors, a California corporation (as successor to Barclays Global Investors, NA.) (“Licensee”).

The parties acknowledge that the Agreement was previously amended by, among other amendments, that certain Amendment (internal MSCI reference: AMD_00135107.0) dated as of August 15, 2014 (the “Previous Amendment”). This Amendment shall supplement and operate in conjunction with the Previous Amendment. Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to them in the Agreement or the Previous Amendment, as the case may be.

1.	Exhibit A of the Agreement is hereby amended to add the following Indexes:

•	MSCI Europe Small Cap 100% Hedged to USD Index

Or such other names as agreed by Licensee and MSCI in writing.

2.	Licensee may use the Indexes set forth in Section 1 above solely with respect to the following Funds (each, a “Hedged ETF” and each Hedged ETF shall also be a “Fund” as such term is defined in the Agreement):

•	iShares Currency Hedged MSCI Europe Small-Cap ETF

Or such other names as agreed by Licensee and MSCI in writing.

The Hedged ETFs shall be exchange traded index funds listed on a national securities exchange located in the United States.

3.	Fees payable with respect to the Hedged ETFs:

a. Definitions:

As used in this Amendment, the following terms shall have the meanings set forth below:

“Un-Hedged ETF” means, for each ***********, the *********************************************** set forth in the following table:

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“Expense Ratio” means the ***********. obtained when dividing *************************************

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“AUM” means the ******************************************************* *********************************.

“Reinvested AUM” means, for each *************************************** ******************************************************************************************************.

A.N.: 130339

AMD_00178569.0

“Unreinvested AUM” means, for each *********************************************** *********************************************************************************************.

For the avoidance of doubt, the total of the *********** and the *********** of any *********** during any relevant period must equal the total *****************************************.

b.	Calculation of Fees:

Each *********** during the term, and for each ***********, Licensee shall pay to MSCI the *********** set forth to the table below ******************* *********************************************************.

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For the avoidance of doubt, the *********** shall be calculated ***********. For example, ********************************************************************************************

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For the avoidance of doubt, there shall be no *********** fees due or payable under the ***********with respect to the ***********or the ***********.

c.	Reporting:

Within *********** days of the end of each *********** Licensee shall report to MSCI (i) the AUM, the *******************************************************************************************

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4.	Special Conditions:

a.	To the extent that this Amendment conflicts with the Agreement or the Previous Amendment, this Amendment shall control. No right or license of any kind is granted to Licensee except as expressly provided in the Agreement, the Previous Amendment and this Amendment.

b.	MSCI may terminate this Amendment with respect to any Index set forth in Section 1 if, within one (1) year of the date of this Amendment, Licensee does not list a Hedged ETF that is based on such Index.

c.	If Licensee delists any Hedged ETF or changes the underlying Index for such Hedged ETF, Licensee’s right to use the relevant Index set forth in Section 1 with respect to such Hedged ETF shall automatically and immediately terminate.

d.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

A.N.: 130339

AMD_00178569.0

ACKNOWLEDGED AND AGREED

LICENSEE: BlackRock Fund Advisors		MSCI INC.

By	/s/ Manish Mehta	By	/s/ Alex Gil
Name	Manish Mehta	Name	Alex Gil
Title	Managing Director	Title	Executive Director

Date	September 25, 2015	Date	Nov 12, 2015

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